Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 26.5% (b)(c)(d)
Capital Goods 4.1%
Illuminate Merger Sub Corp., 2nd Lien Term Loan, 6M LIBOR + 6.75%, 9.63%, 07/23/2029	$2,348	$2,016
LBM Acquisition, LLC, 1st Lien Term Loan, 6M LIBOR + 3.75%, 7.12%, 12/17/2027	2,000	1,741
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 09/27/2024 (e)	3,000	2,925
Tutor Perini Corp., 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.87%, 08/18/2027 (f)	3,960	3,684
White Cap Buyer, LLC, 1st Lien Term Loan, 10/19/2027 (e)	2,497	2,332
		12,698
Commercial & Professional Services 1.5%
Restaurant Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 7.80%, 04/02/2029	2,985	2,898
WMB Holdings, Inc., 1st Lien Term Loan, 08/31/2029 (e)	1,875	1,826
		4,724
Consumer Services 4.6%
888 Acquisitions, Ltd., 1st Lien Term Loan, (Great Britian), 3M SOFR + 5.25%, 8.28%, 07/03/2028	2,500	2,142
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 12.67%, 03/08/2024 (f)	2,444	1,955
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 12.67%, 03/08/2024	1,485	1,188
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 7.03%, 01/27/2029	1,244	1,152
Flutter Financing BV, 1st Lien Term Loan, (Ireland), 3.75%, 07/22/2028 (e)	1,299	1,266
Global Education Management Systems Establishment, 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 8.57%, 07/31/2026	3,544	3,433
IRB Holding Corp., 1st Lien Term Loan, 02/05/2025 (e)	997	962
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 5.70%, 12/15/2027	1,995	1,865
		13,963
Energy 0.3%
M6 ETX Holdings II Midco, LLC, 1st Lien Term Loan, 3M SOFR + 4.50%, 7.62%, 09/19/2029	1,063	1,042

Food & Beverage 2.2%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 4.75%, 7.93%, 10/27/2027 (f)	5,441	5,081
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 10.82%, 12/21/2028 (f)	1,635	1,561
		6,642
Healthcare Equipment & Services 1.5%
Bausch + Lomb Corp., 1st Lien Term Loan, (Canada), 05/10/2027 (e)	2,010	1,866
MDVIP, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 9.55%, 10/15/2029	2,796	2,643
		4,509
Household & Personal Products 0.7%
Sunshine Luxembourg VII SARL, 1st Lien Term Loan, (Luxembourg), 3M LIBOR + 3.75%, 7.42%, 10/01/2026	2,244	2,083

Materials 1.0%
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 10.49%, 10/01/2029	2,500	2,100
Venator Materials Corp., 1st Lien Term Loan, (Great Britain), 1M LIBOR + 3.00%, 6.12%, 08/08/2024	947	820
		2,920
Media & Entertainment 1.4%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.25%, 6.39%, 03/03/2025	2,480	2,165
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 7.79%, 06/24/2029	2,095	2,037
		4,202
Software & Services 7.3%
Asurion, LLC, 1st Lien Term Loan, 3M SOFR + 4.00%, 6.30%, 08/19/2028	3,500	2,974
Byju's Alpha, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.98%, 11/24/2026	2,620	1,866
CDK Global, Inc., 1st Lien Term Loan, 3M SOFR + 4.50%, 6.61%, 07/06/2029	2,547	2,449
Eastman Chemical Company, 1st Lien Term Loan, 1M LIBOR + 5.25%, 8.37%, 11/01/2028	2,308	2,065
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 10.87%, 07/31/2028	722	702
Gainwell Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 7.67%, 10/01/2027	2,970	2,824

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans (b)(c)(d) (continued)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 7.33%, 12/01/2027	$757	$586
Ivanti Software, Inc., 1st Lien Term Loan, PRIME + 2.75%, 9.00%, 12/01/2025 (f)(g)	250	(10)
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 10.33%, 12/01/2028	1,250	929
Netsmart Technologies, Inc., 1st Lien Term Loan, 10/01/2027 (e)	2,395	2,281
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 9.32%, 08/31/2029 (f)	3,000	3,000
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 10.23%, 02/01/2030	1,584	909
Tibco Software, Inc., 1st Lien Term Loan, 5.00%, 03/30/2029 (e)	993	890
Tibco Software, Inc., 2nd Lien Term Loan, 09/28/2029 (e)(f)	965	965
		22,430
Transportation 1.9%
American Airlines, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.46%, 04/20/2028	3,846	3,719
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.46%, 10/20/2027	2,000	2,002
		5,721
Total Senior Loans (Cost: $86,909)		80,934

Corporate Bonds 80.5%
Automobiles & Components 0.6%
Clarios Global, LP, 8.50%, 05/15/2027 (d)	2,000	1,898

Capital Goods 7.2%
Artera Services, LLC, 9.03%, 12/04/2025 (d)	2,000	1,610
Clarios Global, LP, (Canada), 6.75%, 05/15/2025 (d)	2,500	2,448
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (d)	3,500	2,599
LBM Acquisition, LLC, 6.25%, 01/15/2029 (d)	1,500	1,016
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (d)	3,000	2,489
Standard Industries, Inc., 5.00%, 02/15/2027 (d)	2,400	2,125
TransDigm, Inc., 8.00%, 12/15/2025 (d)	6,500	6,592
Tutor Perini Corp., 6.88%, 05/01/2025 (d)	1,000	748
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030 (d)	2,000	1,635
VistaJet Malta Finance PLC, (Switzerland), 7.88%, 05/01/2027 (d)	1,000	899
		22,161
Commercial & Professional Services 0.6%
Clean Harbors, Inc., 4.88%, 07/15/2027 (d)(h)	2,000	1,823

Consumer Durables & Apparel 1.0%
Ashton Woods USA, LLC, 6.63%, 01/15/2028 (d)	3,500	2,930

Consumer Services 12.2%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (d)	3,250	3,127
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (d)	2,773	2,649
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030 (d)	500	437
Churchill Downs, Inc., 5.50%, 04/01/2027 (d)	1,500	1,403
Fertitta Entertainment, LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030 (d)	1,250	950
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (d)	1,250	1,172
Golden Entertainment, Inc., 7.63%, 04/15/2026 (d)	3,750	3,698
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028 (d)	3,500	3,273
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025 (d)	4,000	3,974
IRB Holding Corp., 7.00%, 06/15/2025 (d)	1,173	1,167
MGM Resorts International, 6.00%, 03/15/2023	1,500	1,500
MGM Resorts International, 6.75%, 05/01/2025	3,750	3,694
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026 (d)	2,000	1,664
Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/2027 (d)	3,000	3,229
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (d)	2,517	2,517
VICI Properties LP / VICI Note Co., Inc., 5.75%, 02/01/2027 (d)	3,000	2,827
		37,281

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
Diversified Financials 3.4%
Ally Financial, Inc., 8.00%, 11/01/2031	$2,000	$2,096
Ford Motor Credit Co., LLC, 5.13%, 06/16/2025	1,000	944
Ford Motor Credit Co., LLC, 5.58%, 03/18/2024	1,000	980
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	5,950	4,725
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (d)	2,000	1,675
		10,420
Energy 14.8%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (d)	3,751	3,498
Blue Racer Midstream, LLC, 7.63%, 12/15/2025 (d)	2,744	2,652
Citgo Holding, Inc., 9.25%, 08/01/2024 (d)	1,750	1,737
Citgo Petroleum Corp., 7.00%, 06/15/2025 (d)	2,250	2,150
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,538
Enviva Partners, LP, 6.50%, 01/15/2026 (d)	2,500	2,363
EQM Midstream Partners LP, 7.50%, 06/01/2027 (d)	156	149
EQM Midstream Partners LP, 7.50%, 06/01/2030 (d)	156	147
EQM Midstream Partners, LP, 6.50%, 07/01/2027 (d)	1,250	1,155
EQM Midstream Partners, LP, 6.50%, 07/15/2048	2,500	1,907
EQT Corp., 6.13%, 02/01/2025	1,035	1,036
EQT Corp., 7.00%, 02/01/2030	4,500	4,644
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026 (d)	1,500	1,309
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027 (d)	1,500	1,395
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (d)	3,095	2,753
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	3,897
Tallgrass Energy Partners, LP, 6.00%, 03/01/2027 (d)(h)	2,250	2,041
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (d)	3,000	2,948
Western Midstream Operating, LP, 5.50%, 02/01/2050	1,625	1,312
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,653
		45,284
Food & Staples Retailing 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (d)	1,500	1,509

Healthcare Equipment & Services 2.7%
HCA, Inc., 7.69%, 06/15/2025	4,750	4,919
RegionalCare Hospital Partners Holdings, Inc., 9.75%, 12/01/2026 (d)	3,750	3,385
		8,304
Materials 8.5%
Avient Corp., 7.13%, 08/01/2030 (d)	1,500	1,384
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,350
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (d)	1,250	1,154
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (d)	2,500	2,245
Kobe US Midco 2, Inc., 9.25%, 11/01/2026 (d)(i)	1,334	1,054
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (d)	3,877	3,630
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (d)	1,626	1,475
Summit Materials, LLC / Summit Materials Finance Corp., 6.50%, 03/15/2027 (d)	2,750	2,634
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (d)	3,250	2,982
Venator Finance SARL, (Luxembourg), 9.50%, 07/01/2025 (d)	5,460	5,228
		26,136
Media & Entertainment 11.1%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029 (d)	4,915	3,761
Belo Corp., 7.75%, 06/01/2027	500	490
Belo Corp., 7.25%, 09/15/2027	6,000	5,865
CCO Holdings, LLC / CCO Holdings Capital Corporation, 6.38%, 09/01/2029 (d)	5,000	4,590
CSC Holdings, LLC, 6.50%, 02/01/2029 (d)	1,000	887

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
CSC Holdings, LLC, 7.50%, 04/01/2028 (d)	$5,500	$4,510
Gray Television, Inc., 7.00%, 05/15/2027 (d)	5,500	5,173
Live Nation Entertainment, Inc., 6.50%, 05/15/2027 (d)	4,000	3,854
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027 (d)	2,000	1,839
Univision Communications, Inc., 6.63%, 06/01/2027 (d)	1,500	1,415
Univision Communications, Inc., 7.38%, 06/30/2030 (d)	1,500	1,431
		33,815
Real Estate 1.1%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026 (d)	2,500	2,258
Iron Mountain, Inc., 5.63%, 07/15/2032 (d)	1,500	1,200
		3,458
Retailing 1.3%
Bath & Body Works, Inc., 6.63%, 10/01/2030 (d)	1,000	870
Bath & Body Works, Inc., 9.38%, 07/01/2025 (d)	1,151	1,192
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	1,893
		3,955
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027 (d)	$2,500	2,391

Software & Services 2.2%
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,557
Picard Midco, Inc., 6.50%, 03/31/2029 (d)	1,006	855
Sabre GLBL, Inc., 7.38%, 09/01/2025 (d)	3,750	3,359
		6,771
Technology Hardware & Equipment 1.3%
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,360
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,513
		3,873
Telecommunication Services 6.0%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (d)	3,299	2,584
Altice France S.A., (France), 8.13%, 02/01/2027 (d)	1,750	1,564
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026 (d)	2,450	2,143
Iliad Holding SASU, (France), 6.50%, 10/15/2026 (d)	3,000	2,623
Iliad Holding SASU, (France), 7.00%, 10/15/2028 (d)	1,000	857
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027 (d)	2,500	2,184
Sprint Corp., 7.63%, 03/01/2026	5,250	5,433
Telesat Canada, (Canada), 5.63%, 12/06/2026 (d)	1,000	478
Telesat Canada, (Canada), 6.50%, 10/15/2027 (d)	913	338
		18,204
Transportation 3.9%
American Airlines, Inc., 11.75%, 07/15/2025 (d)	750	783
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (d)(h)	4,750	4,633
Uber Technologies, Inc., 7.50%, 05/15/2025 (d)	4,000	3,990
Uber Technologies, Inc., 7.50%, 09/15/2027 (d)	1,000	980
Uber Technologies, Inc., 8.00%, 11/01/2026 (d)	1,500	1,506
		11,892
Utilities 1.3%
CQP Holdco, LP, 5.50%, 06/15/2031 (d)	2,500	2,117

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
Vistra Operations Co., LLC, 5.50%, 09/01/2026 (d)	$2,000	$1,860
		3,977
Total Corporate Bonds (Cost: $273,233)		246,082

Collateralized Loan Obligations 50.1% (d)(f)
Collateralized Loan Obligations - Debt 34.9% (b)(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.58%, 04/30/2031	2,000	1,586
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 8.28%, 04/25/2031	3,000	2,406
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 11.09%, 11/27/2031	775	456
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.86%, 9.64%, 07/25/2034	3,000	2,692
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 9.06%, 10/17/2032	2,500	2,043
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 10.52%, 04/23/2035	1,000	856
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 10.99%, 04/18/2033	3,000	2,774
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 9.28%, 10/23/2034	2,000	1,679
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 9.16%, 10/15/2036	1,000	858
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 8.26%, 07/15/2031	750	594
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 8.71%, 04/20/2031	3,000	2,341
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 9.21%, 10/20/2034	1,000	881
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 10.01%, 04/20/2034	1,750	1,523
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 9.11%, 10/15/2034	1,500	1,331
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 8.76%, 10/15/2034	2,000	1,747
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 9.13%, 01/23/2035	2,300	2,004
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 9.13%, 10/23/2031	2,000	1,552
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 10.06%, 04/20/2030	3,875	2,699
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.41%, 04/15/2031	5,000	3,803
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 8.05%, 04/15/2029	2,000	1,732
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.66%, 08/15/2031	3,000	2,321
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 8.36%, 10/15/2030	3,000	2,480
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.01%, 10/15/2035	2,000	1,749
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 10.42%, 10/20/2033	3,000	2,785
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 9.51%, 04/20/2034	1,500	1,356
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.21%, 10/20/2034	1,750	1,554
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.71%, 01/20/2034	1,000	881
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 10.71%, 01/20/2034	1,000	854
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 12.14%, 10/17/2034 (h)	1,700	1,692
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 9.66%, 10/20/2034	1,000	854
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 10.15%, 01/28/2030	2,000	1,547
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 8.51%, 07/22/2031	1,200	929
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 8.66%, 07/15/2034	1,000	822
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.51%, 10/15/2031	3,750	2,861
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 9.76%, 10/20/2029	3,000	2,249
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 10.53%, 10/22/2030	2,500	2,022
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.31%, 07/29/2030	1,500	1,322
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 10.11%, 07/15/2030	1,000	810
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 8.96%, 01/22/2031	3,000	2,588
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 8.81%, 04/20/2032	1,500	1,296
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 9.38%, 04/15/2035	1,000	865
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 8.66%, 07/15/2033	1,000	859
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 9.14%, 04/17/2034	2,000	1,745
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.73%, 04/15/2035	1,500	1,228
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 9.08%, 06/15/2031	2,000	1,409
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 8.96%, 04/20/2034	1,500	1,305
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 9.28%, 04/15/2031	2,000	1,647
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 8.96%, 07/02/2035	1,000	871
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 9.16%, 10/22/2036	1,000	873
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 9.23%, 02/20/2034	3,000	2,613
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 10.61%, 01/20/2032	2,750	2,283

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations (d)(f) (continued)
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.78%, 10/30/2030	$2,750	$2,164
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.15%, 8.86%, 10/20/2034	1,250	1,092
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 9.57%, 07/20/2034	1,000	790
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 9.06%, 04/20/2034	2,000	1,755
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 8.96%, 01/29/2032	3,000	2,539
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 8.76%, 01/15/2034	2,250	1,958
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 8.71%, 04/15/2034	1,250	1,071
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 9.03%, 04/25/2032	1,000	828
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 9.43%, 10/20/2028	700	557
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 9.06%, 07/20/2030	2,025	1,461
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 9.63%, 04/20/2032	2,000	1,412
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.90%, 10/20/2031	3,000	2,209
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.64%, 10/18/2031	2,750	2,179
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.91%, 10/20/2031	3,000	2,350
		106,592
Collateralized Loan Obligations - Equity 15.2%
AIMCO CLO XI, Ltd., (Cayman Islands), 22.79%, 10/17/2034	1,985	1,818
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.26%, 01/17/2035	1,150	910
Allegro CLO V, Ltd., (Cayman Islands), 18.89%, 10/16/2030	2,000	492
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 38.28%, 07/19/2034	1,250	846
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 04/18/2035	1,500	1,357
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 19.99%, 04/15/2032	1,000	567
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 11.06%, 07/20/2029	1,750	467
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 15.07%, 10/15/2030	3,223	1,324
Cedar Funding CLO IV, Ltd., (Cayman Islands), 15.38%, 07/23/2034	3,160	1,560
Cedar Funding CLO V, Ltd., (Cayman Islands), 22.68%, 07/17/2031	2,546	1,807
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 14.47%, 10/17/2034	2,930	1,453
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 19.38%, 01/15/2032	375	200
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 18.07%, 10/20/2034	1,750	1,431
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 15.59%, 07/15/2034	2,250	1,687
Dryden 98 CLO, Ltd., (Cayman Islands), 04/20/2035	1,100	1,056
Elmwood CLO XI, Ltd., (Cayman Islands), 16.56%, 10/20/2034	1,200	1,032
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 18.03%, 06/25/2029	1,750	491
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.68%, 04/17/2034	2,000	1,350
Invesco CLO 2021-3, Ltd., (Cayman Islands), 12.24%, 10/22/2034	1,130	729
Invesco CLO 2021-3, Ltd., (Cayman Islands), 13.98%, 10/22/2034	113	35
LCM XV, LP, (Cayman Islands), 25.36%, 07/20/2030	5,875	1,053
LCM XXIII, Ltd., (Cayman Islands), 15.04%, 10/20/2029	3,100	555
Madison Park Funding LIII, Ltd., (Cayman Islands), 13.47%, 04/21/2035	1,000	822
Madison Park Funding LIX, Ltd., (Cayman Islands), 13.03%, 01/18/2034	2,250	1,867
Madison Park Funding XII, Ltd., (Cayman Islands), 0.01%, 07/20/2026	4,000	108
Madison Park Funding XXII, Ltd., (Cayman Islands), 13.82%, 01/15/2033	4,000	2,299
Madison Park Funding XXXI, Ltd., (Cayman Islands), 16.60%, 01/23/2048	2,000	1,355
Madison Park Funding XXXII, Ltd., (Cayman Islands), 27.33%, 01/22/2048	2,000	1,313
Magnetite XXVIII, Ltd., (Cayman Islands), 18.62%, 01/20/2035	2,500	2,013
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	277
OHA Credit Partners VII, Ltd., (Cayman Islands), 19.33%, 02/20/2034	2,672	1,505
OHA Credit Partners XVI, (Cayman Islands), 14.68%, 10/18/2034	1,635	1,233
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 17.08%, 01/20/2033	3,250	2,148
RR 19, Ltd., (Cayman Islands), 12.74%, 10/15/2035	2,350	1,838
Signal Peak CLO V, Ltd., (Cayman Islands), 16.01%, 04/25/2031	2,568	1,324
Signal Peak CLO VIII, Ltd., (Cayman Islands), 17.95%, 04/20/2033	4,000	3,057
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 19.04%, 01/20/2032	3,000	1,143
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	5,000	248
Wellman Park CLO, Ltd., (Cayman Islands), 13.63%, 07/15/2034	2,500	1,845

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations (d)(f) (continued)
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	$500	$—
		46,615
Total Collateralized Loan Obligations (Cost: $185,092)		153,207

	Shares
Warrants 0.0% (d)(f)(j)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,922)		—
Total Investments - 157.1% (Cost: $549,156)		$480,223
Liabilities in Excess of Other Assets - (57.1%)		(174,562)
Net Assets - 100.0%		$305,661

Footnotes:

(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all Principal Amount (a)s are shown in U.S. Dollars unless otherwise noted.
(b)	Variable rate loans bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.
(c)	Variable rate coupon rate shown as of September 30, 2022.
(d)	Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of September 30, 2022 represented 136.1% of the Fund's net assets or 86.6% of the Fund's total assets, are subject to legal restrictions on sales.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to "Schedule of Investments").
(g)	As of September 30, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to "Schedule of Investments" for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total Revolving and delayed draw commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$(13)	$237

(h)	When-Issued or delayed delivery security based on typical market settlement convention for such security.
(i)	Includes a Payment-In-Kind (“PIK”) provision.
(j)	Non-income producing security as of September 30, 2022.

As of September 30, 2022, the aggregate cost of securities for Federal income tax purposes was $549,281.

Unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$1,810
Gross unrealized depreciation	(70,868)
Net unrealized depreciation	$(69,058)

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2022 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:
£	British Pounds
€	Euro Currency
$	U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments
September 30, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”"). The Fund commenced operations on November 27, 2012.

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”) on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation (“Ares Management”), provides certain administrative and other services necessary for the Fund to operate.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying schedule of investments have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

(3) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of September 30, 2022 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	64,699	16,235	80,934
Corporate Bonds	—	246,082	—	246,082
Collateralized Loan Obligations	—	—	153,207	153,207
Warrants	—	—	—	—
Total Investments	—	310,781	169,442	480,223

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2022 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended September 30, 2022:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2021	25,125	198,256	—	223,381
Purchases	14,913	8,371	—	23,284
Sales and principal redemptions	(26,022)	(27,089)	—	(53,111)
Net realized and unrealized gains/(losses)	(1,900)	(26,464)	—	(28,364)
Accrued discounts/(premiums)	10	133	—	143
Transfers in to Level 3	5,635	—	—	5,635
Transfers out of Level 3	(1,526)	—	—	(1,526)
Balance as of September 30, 2022	16,235	153,207	—	169,442
Net change in unrealized gains/(losses) from investments held at September 30, 2022	(1,389)	(23,068)	—	(24,457)

Investments were transferred into and out of Level 3 during the period ended September 30, 2022 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of September 30, 2022.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average
Senior Loans	12,280	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	3,955	Yield Analysis	Market Yield	10.00-17.89%	11.52%
Collateralized Loan Obligations	153,207	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Warrants	-	Enterprise Value Analysis — Adjusted NAV	EBITDA Multiplier	10x	10x
Total Level 3 Investments	169,442

(a)  Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.